Exhibit 99.(t)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ellen Harvey, whose signature appears below, constitutes and appoints Michael F. Klein her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of:

Aetos Long/Short Strategies Fund, LLC

Aetos Distressed Investment Strategies Fund, LLC

Aetos Multi-Strategy Arbitrage Fund, LLC

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: May 15, 2024

/s/Ellen Harvey
Ellen Harvey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Pierre de Saint Phalle, whose signature appears below, constitutes and appoints Michael F. Klein his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of:

Aetos Long/Short Strategies Fund, LLC

Aetos Distressed Investment Strategies Fund, LLC

Aetos Multi-Strategy Arbitrage Fund, LLC

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: May 19, 2024

/s/ Pierre de Saint Phalle
Pierre de Saint Phalle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Warren J. Olsen, whose signature appears below, constitutes and appoints Michael F. Klein his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of:

Aetos Long/Short Strategies Fund, LLC

Aetos Distressed Investment Strategies Fund, LLC

Aetos Multi-Strategy Arbitrage Fund, LLC

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: May 28, 2024

/s/Warren J. Olsen
Warren J. Olsen